EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended May 20, 2016

Current Month				Rolling Performance				Rolling Risk Metrics* (June 2011 – May 2016)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-1.54%	-2.60%	-0.64%	-10.60%	-3.04%	-5.31%	-1.04%	-5.31%	9.91%	-23.88%	-0.50	-0.70
B**	-1.55%	-2.63%	-0.89%	-11.17%	-3.63%	-5.90%	-1.70%	-5.90%	9.92%	-26.22%	-0.56	-0.76
Legacy 1***	-1.50%	-2.48%	0.17%	-8.65%	-1.04%	-3.28%	N/A	-3.28%	9.82%	-18.25%	-0.29	-0.45
Legacy 2***	-1.50%	-2.49%	0.08%	-8.87%	-1.22%	-3.53%	N/A	-3.53%	9.83%	-19.01%	-0.32	-0.48
Global 1***	-1.74%	-2.71%	0.41%	-8.57%	-0.66%	-2.70%	N/A	-2.70%	9.80%	-16.43%	-0.23	-0.37
Global 2***	-1.75%	-2.73%	0.33%	-8.76%	-0.86%	-2.92%	N/A	-2.92%	9.81%	-17.03%	-0.25	-0.40
Global 3***	-1.78%	-2.82%	-0.31%	-10.27%	-2.45%	-4.52%	N/A	-4.52%	9.84%	-20.96%	-0.42	-0.60

S&P 500 Total Return Index****	0.35%	-0.42%	1.31%	-0.50%	10.25%	11.18%	7.17%	11.18%	12.17%	-15.30%	0.93	1.55
Barclays Capital U.S. Long Gov Index****	-1.50%	0.53%	8.10%	7.68%	6.95%	8.41%	8.10%	8.41%	11.43%	-15.54%	0.76	1.37
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.
Portfolio Positions by Sectors and Markets (Two largest positions within each sector)
	Portfolio for A, B and Legacy units					Portfolio for Global units
	Sector			Market		Sector			Market
Sector	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	21%					23%
Energy	6%	Long	Brent Crude Oil	1.7%	Long	6%	Long	Brent Crude Oil	1.8%	Long
			Natural Gas	1.3%	Short			Natural Gas	1.4%	Short
Grains/Foods	9%	Long	Soybeans	2.0%	Long	10%	Long	Soybeans	2.2%	Long
			Soybean Meal	1.6%	Long			Soybean Meal	1.8%	Long
Metals	6%	Long	Gold	2.2%	Long	7%	Long	Gold	2.4%	Long
			Silver	1.9%	Long			Silver	2.1%	Long
FINANCIALS	79%					77%
Currencies	20%	Long $	Australian Dollar	3.1%	Long	19%	Short $	Australian Dollar	3.4%	Long
			Euro	2.3%	Short			Japanese Yen	2.3%	Long
Equities	31%	Long	S&P 500	5.3%	Long	31%	Long	S&P 500	5.9%	Long
			DJ Eurostoxx 50 Index	4.0%	Long			DJ Eurostoxx 50 Index	3.8%	Short
Fixed Income	28%	Long	Bunds	3.8%	Long	27%	Long	Bunds	4.2%	Long
			U.S. Treasury Bonds	3.3%	Long			U.S. Treasury Bonds	3.3%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Crude oil markets moved higher as demand rose and risks to future supplies were reinforced after militants blew up another pipeline in Nigeria and wildfires in Alberta, Canada burned out of control.  Natural gas prices declined after data showed that supplies in storage in the U.S. rose in line with market expectations.

Grains/Foods
Corn and soybean markets rose on improving demand, on USDA reports of slower planting progress in the U.S. and on smaller crops yields from South America.  Coffee prices declined on a stronger dollar and expectations of a larger harvest from Brazil, a top producer.  Sugar markets rose on higher demand.

Metals
Precious metals markets declined on growing expectations the Federal Reserve would increase interest rates as soon as next month.  Base metals moved lower amidst concerns over mounting debt and slowing growth in China.

Currencies
The U.S. dollar strengthened against its global counterparts on the possibility of an interest rate hike in June.   The Japanese yen weakened ahead of the G7 meeting which will discuss potential Japanese plans to weaken their currency.  The Canadian dollar slid to its weakest level in six weeks on disappointing economic data.

Equities	Asian equity markets rose on increasing oil prices and rising tech shares. U.S. and U.K. equity markets were virtually unchanged.
Fixed Income	Global fixed income markets declined on increased expectations of further interest rate hikes from the Federal Reserve in June.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart
Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index: Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.  Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Risk Metrics Chart
Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.